Exhibit 10(ii)

GUARANTY AND CONTRIBUTION AGREEMENT

This Guaranty and Contribution Agreement (this “Agreement”) is made and entered into effective for all purposes as of the 20th day of November, 2003, by the parties signatory hereto or to an Accession Agreement (as hereinafter defined) (collectively, the “Guarantor” whether one or more) to and for the benefit of BANK OF MONTREAL, CHICAGO BRANCH, as Administrative Agent (the “Administrative Agent”), FLEET NATIONAL BANK, as Syndication Agent (the “Syndication Agent”), HARRIS NESBITT CORP., as Co-Arranger and Co-Book Manager (the “First Arranger”), and FLEET SECURITIES, INC., as Co-Arranger and Co-Book Manager (the “Second Arranger”) and the banks and other lenders named in the Credit Agreement herein described.

INTRODUCTION

WHEREAS, this Agreement is given in connection with that certain Senior Unsecured Credit Agreement dated as of November 20, 2003 (“Credit Agreement”), among LASALLE HOTEL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), Administrative Agent, Syndication Agent, First Arranger, Second Arranger and the banks and other lenders party thereto (collectively the “Banks”);

WHEREAS, pursuant to the Credit Agreement the Banks have agreed to extend credit to Borrower as more specifically described therein;

WHEREAS, the Borrower is the principal financing entity for capital requirements of its Subsidiaries, and from time to time the Borrower has made and will continue to make capital contributions and advances to its Subsidiaries, including the Subsidiaries which are or will become parties hereto. Other than the Parent, each Guarantor is a direct or indirect subsidiary of the Borrower. Each Guarantor will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement; and

WHEREAS, the Banks have required the execution and delivery of this Agreement as a condition precedent to the execution of the Credit Agreement. The Banks would not be willing to execute the Credit Agreement in the absence of the execution and delivery by Guarantor of this Agreement.

AGREEMENT

NOW, THEREFORE, in order to induce the Banks to make the Advances and the Issuing Bank to issue its Letters of Credit, each Guarantor hereby agrees as follows:

SECTION 1. DEFINED TERMS.

All terms used in this Agreement, but not defined herein, shall have the meaning given such terms in the Credit Agreement.

Each Guarantor has caused this Agreement to be duly executed as of the date first above written.

GUARANTORS: LASALLE HOTEL PROPERTIES, a Maryland real estate investment trust

By

Name: Hans Weger Title: Chief Financial Officer

Address: 4800 Montgomery Lane, Suite M25 Bethesda, Maryland 20814 Attn: Mr. Hans S. Weger

Signature Page of Guaranty and Contribution Agreement

I & G CAPITOL, LLC

LHO WASHINGTON HOTEL ONE, L.L.C.

LHO WASHINGTON HOTEL TWO, L.L.C.

LHO WASHINGTON HOTEL THREE, L.L.C.

LHO WASHINGTON HOTEL FOUR, L.L.C.

LHO WASHINGTON FIVE LESSEE, L.L.C.

LHO VIKING HOTEL, L.L.C.

LHO WASHINGTON HOTEL SIX, L.L.C.

By:	LaSalle Hotel Operating Partnership, L.P., a Delaware limited partnership, its managing member

	By:	LaSalle Hotel Properties, its general partner

By
		Name: Title:	Hans Weger Chief Financial Officer

Address:	4800 Montgomery Lane, Suite M25 Bethesda, Maryland 20814 Attn: Mr. Hans S. Weger

Signature Page of Guaranty and Contribution Agreement

LASALLE HOTEL LESSEE, INC.

LASALLE WASHINGTON ONE LESSEE, INC.

LASALLE WASHINGTON TWO LESSEE, INC.

LASALLE WASHINGTON THREE LESSEE, INC.

LASALLE WASHINGTON FOUR LESSEE, INC.

LHO WASHINGTON SIX LESSEE, INC.

By

Name: Hans Weger Title: Chief Financial Officer

Address: 4800 Montgomery Lane, Suite M25 Bethesda, Maryland 20814 Attn: Mr. Hans S. Weger

Signature Page of Guaranty and Contribution Agreement